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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 9, 1994


                         RIGGS NATIONAL CORPORATION
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             (Exact name of Registrant as specified in Charter)

         Delaware                       0-9756                  52-1217953
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)        Identification Number)


           1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
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                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (202) 835-6000
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     Item 5.  Other Events

      On May 9, 1994, Riggs National Corporation (the "Company") announced that Paul M. Homan has decided to end his association with the Company.



     Item 7. Financial Statements and Exhibits

     The following exhibit is filed as part of this Form 8-K:

Exhibit No.    Description
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  99           Press release dated May 9, 1994



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



           May 9, 1994                /s/John L. Davis
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                                       JOHN L. DAVIS
                                     Chief Financial Officer
                                     (Principal Financial and
                                       Accounting Officer)
                                   Riggs National Corporation
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                               Index to Exhibits
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     Exhibit No.      Description
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       99             Press release, issued May 9, 1994, regarding the Paul
                      Homan ending his association with the Company.